Exhibit 32.2
(Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
I, John R. Cawthron as Principal Executive Officer of TIMCO Aviation Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
1.	the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2006 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006	/s/ John R. Cawthron John R. Cawthron Chief Executive Officer (Principal Executive Officer)

(Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
I, James H. Tate as Principal Financial Officer of TIMCO Aviation Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
1.	the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2006 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006	/s/ James H. Tate James H. Tate
Executive Vice President, CAO and CFO
(Principal Financial Officer